Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of First Avenue Networks, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1)              the Company’s Form 10-Q for the quarterly period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)              the information contained in the Company’s Form 10-Q for the quarterly period ended June 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael K. Gallagher
Michael K. Gallagher President and Chief Executive Officer
Dated:	August 9, 2006